EX-10.3
                             CONSULTING AGREEMENT

                             CONSULTING AGREEMENT

     This Consulting Agreement (the "Agreement") is entered into this 23rd day of February, 2004, by and between W-J International, Ltd (the "Company") and Stout Advisors & Liquidators, Inc. (the
"Consultant").

     WHEREAS, Consultant is skilled in providing business planning;
and     WHEREAS, the Company desires to engage Consultant to provide business planning and other services to the Company.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, it is agreed:

     1. The Company hereby engages the Consultant and the Consultant hereby accepts this engagement on a non-exclusive basis pursuant to the terms and conditions of this Consulting agreement.

     2. Consultant shall assist the Company by providing (a) general strategic advice to and consultation with the Company's management from time to time on all matters pertaining to the business of the Company; (b) introductions to potential acquisition opportunities and contacts; and (c) general business consulting.

     3. In order to assist Consultant with his activities, the Company will provide Consultant with such information, as may be required by Consultant. Company will make available to Consultant copies of all material agreements, notice of pending or threatened litigation and notice of all press releases.

     4. Consultant agrees that he has not been retained for any of the following activities and/or purposes:

     A. For capital raising or for promotional activities regarding the Company's securities.

     B. To directly or indirectly promote or maintain a market for the Company's securities.

     C. To act as a conduit to distribute the Company's securities to the general public.

     D. To render investor relations services or shareholder communications services to the Company.

     E. To render advice to the Company regarding the arrangement or effecting of mergers involving the Company that have the effect of taking a private company public.

     5. In consideration of the services to be provided, the Company will issue to the Consultant 800,000 shares of the Company's common stock, $0.001 par value (the "Shares"). The Shares will be issued as soon as practicable following execution of this Agreement and the filing of a registration statement under the Securities Act of 1933, as amended, on Form S-8 (or other available form) covering the issuance of the Shares to Consultant, as mutually agreed by Consultant and the Company.

     6. During the term of this Agreement, each party may have access to trade secrets; know how, formulae, customer and price lists all of which are valuable, special, proprietary and unique assets of each. The parties agree that all knowledge and information which each other shall acquire during the term of this Agreement shall be held in trust and in a fiduciary capacity for the sole benefit of the other party, its successors and assigns, and each agrees not to publish or divulge either during the term of this Agreement or subsequent thereto, knowledge any technical or confidential information acquired during the term of this Agreement. At the termination of this Agreement, or at any other time either party may request the other party deliver to the other, without retaining any copies, notes or excerpts thereof, all memoranda, diaries, notes, records, plans, specifications, formulae or other documents relating to, directly or indirectly, any confidential information made or compiled by, or delivered or made available to or otherwise obtained by the respective parties. However, the foregoing shall not prohibit Consultant from engaging in any work at any time following the termination of this Agreement, which does not conflict with the terms of this Agreement.

     7. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provide for herein shall be deemed to have been given or delivered when deposited in the United States Mail, registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.

     8. This Agreement shall be governed and interpreted pursuant to the laws of the State of Nevada, the parties agree to the jurisdiction of the district courts with that state. In the even of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees and those that may be incurred on appeal.

     9. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary, in making proof of this Agreement to produce for more than one counterpart.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

W-J INTERNATIONAL, LTD


By: /s/  Edward H. Webb
Name: Edward H. Webb
Title: President


CONSULTANT:

STOUT ADVISORS & LIQUIDATORS, INC.


By: /s/  Gary Borglund
Name: Gary Borglund
Title: President